Share-Based Compensation	9 Months Ended
Sep. 30, 2021
Share-based Payment Arrangement [Abstract]
Share-Based Compensation
8.	Share-Based Compensation
In April 2021, the Company granted 1,833,807 options under the 2017 Plan to three executives.
All
options vest over two years with 40% of the grants vesting immediately on grant date and 30% of the options vesting on the first and second anniversary of the vesting commencement date.
In May 2021, the Company cancelled 2,187,287 options previously granted on September 1, 2019 to four executives. As a result, the Company immediately recognized the remaining share-based compensation expense of RMB 10,296 (US$1,594) related to unvested share-based awards.
The Company recognized RMB74,627 and RMB59,388 (US$9,217) of share-based compensation expense in general and administrative expenses for the nine months ended September 30, 2020 and 2021, respectively.